UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2018

Ciner Resources LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36062 (Commission File Number)	46-2613366 (IRS. Employer Identification No.)
Five Concourse Parkway Suite 2500 Atlanta, GA (Address of principal executive office)	30328 (Zip Code)

(770) 375-2300
Registrant’s telephone number, including area code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On November 9, 2018, Ciner Resources LP (the “Partnership”) was informed that Ciner Resources Corporation, an affiliate of the Partnership (“Ciner Corp”), had delivered a notice to terminate its membership in American Natural Soda Ash Corp. (“ANSAC”), a cooperative that serves as the primary international distribution channel for the Partnership and two other U.S. manufacturers of trona-based soda ash. Such termination will be effective as of either (i) the end of day on December 31, 2021 or (ii) the end of day on December 31, 2020, provided that Ciner Corp on or before December 31, 2018 provides notice to ANSAC of its election to terminate its membership in ANSAC effective on such earlier date (such effective termination date, the “Effective Termination Date”). ANSAC, was the Partnership’s largest customer for the year ended December 31, 2017 and nine-month period ended September 30, 2018, accounting for 44.7% and 50.5%, respectively, of the Partnership’s net sales. As well as selling the Partnership’s soda ash to ANSAC-designated overseas territories, ANSAC has historically provided logistics and support services for the Partnership’s other export sales. Until the Effective Termination Date, the Partnership will utilize ANSAC to provide such historical services and act as the Partnership’s primary export customer reselling to ANSAC sales territories.

Cautionary Statements Regarding Forward-Looking Statements

This Report contains forward-looking statements relating to the financial condition, results of operations, plans, objectives, future performance and business of the Partnership. Statements other than statements of historical facts included in this Report that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements contain words such as “possible,” “believe,” “should,” “could,” “would,” “predict,” “plan,” “estimate,” “intend,” “may,” “anticipate,” “will,” “if,” “expect” or similar expressions. Such statements are based only on the Partnership’s current beliefs, expectations and assumptions regarding the future of the Partnership’s business, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Partnership’s control. The Partnership’s actual results and financial condition may differ materially from those implied or expressed by these forward-looking statements. Consequently, you are cautioned not to place undue reliance on any forward-looking statement because no forward-looking statement can be guaranteed. Factors that could cause the Partnership’s actual results to differ materially from the results contemplated by such forward-looking statements include: changes in general economic conditions, the Partnership’s ability to meet its expected quarterly distributions, changes in the Partnership’s relationships with its customers, including changes in its relationship with ANSAC or the ability to retain existing foreign customers or secure new foreign customers, the demand for soda ash and the opportunities for the Partnership to increase its volume sold, the development of glass and glass making product alternatives, changes in soda ash prices, operating hazards, unplanned maintenance outages at the Partnership’s production facilities, construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures, the effects of government regulation, tax position, and other risks incidental to the mining, processing, and shipment of trona ore and soda ash, as well as the other factors discussed in this Report and the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2017, and subsequent reports filed with the Securities and Exchange Commission. All forward-looking statements included in this Report are expressly qualified in their entirety by such cautionary statements. Unless required by law, the Partnership undertakes no duty and does not intend to update the forward-looking statements made herein to reflect new information or events or circumstances occurring after this Report. All forward-looking statements speak only as of the date made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2018	CINER RESOURCES LP

	By:	Ciner Resource Partners LLC,
its General Partner

	By:	/s/Nicole C. Daniel
	Name:	Nicole C. Daniel
	Title:	Vice President, General Counsel and Secretary